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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2007

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15661                36-0724340
         State of Other                Commission            I.R.S. Employer
        Jurisdiction of               File Number         Identification Number
         Incorporation

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 2, 2007, AMCOL International Corporation (the "Company") issued and sold an aggregate of $75 million of its senior notes (the "Notes") to a qualified institutional buyer pursuant to a note purchase agreement dated as of April 2, 2007 (the "Note Purchase Agreement"). The Notes are comprised of (a) $45 million aggregate principal amount of its Series 2007-A Adjustable Fixed Rate Guaranteed Senior Notes, Tranche 1, due April 2, 2017 (the "Tranche 1 Notes") and (b) $30 million aggregate principal amount of Series 2007-A Adjustable Floating Rate Guaranteed Senior Notes, Tranche 2, due April 2, 2017 (the "Tranche 2 Notes").

         The unpaid principal amount of the Tranche 1 Notes bears interest at an annual rate of 5.78%, payable semi-annually in arrears on April 2nd and October 2nd of each year, beginning October 2, 2007. The unpaid principal amount of the Tranche 2 Notes bears interest at an annual rate of 0.55% plus LIBOR in effect from time to time, adjusted quarterly, and payable quarterly in arrears beginning July 2, 2007. The principal amount of the Notes is due at maturity on April 2, 2017, subject to acceleration upon an event of default as described below.

         Effective as of April 2, 2007, the Company entered into an interest rate swap agreement with Wells Fargo Bank, N.A. which has the effect of converting the floating rate of the Tranche 2 Notes into the equivalent of a fixed rate of 5.60% per annum over the term of the Tranche 2 Notes.

         The Note Purchase Agreement provides for customary events of default that include (subject in certain cases to customary grace and cure periods) nonpayment of principal, interest or make-whole amounts, breach of covenants or other agreements in the Note Purchase Agreement and certain events of bankruptcy or insolvency. Generally, if an event of a default occurs, the holder may accelerate payment of the Notes. The Notes will accelerate automatically if certain events of bankruptcy or insolvency occur.

         The obligations of the Company under the Note Purchase Agreement are guaranteed by certain subsidiaries of the Company pursuant to a Subsidiary Guaranty Agreement dated as of April 2, 2007 by such subsidiaries in favor of the purchaser of the Notes.

         The Note Purchase Agreement, including the forms of the Tranche 1 Notes and the Tranche 2 Notes, is filed as Exhibit 10.1 to this Form 8-K; the Subsidiary Guaranty Agreement by the Company's subsidiaries in favor of the purchaser of the Notes is filed as Exhibit 10.2 to this Form 8-K. The foregoing descriptions are qualified in their entirety by reference to the full text of the Note Purchase Agreement and the Subsidiary Guaranty Agreement .

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The disclosures provided in Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 2.03.

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1     Note Purchase Agreement, dated April 2, 2007
10.2     Subsidiary Guaranty Agreement, dated April 2, 2007

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMCOL INTERNATIONAL CORPORATION


         Date: April 4, 2007                    By: /s/ Gary L. Castagna
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                                                    Gary L. Castagna
                                                    Senior Vice President and
                                                    Chief Financial Officer